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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 9, 1999


                           OUTBOARD MARINE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-2883                                          36-1589715
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(Commission File Numbers)                   (I.R.S. Employer Identification No.)


100 SEA HORSE DRIVE
WAUKEGAN, ILLINOIS                                                 60085
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(Address of Principal Executive Office)                          (Zip Code)


                                 (847) 689-6200
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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NYFS08...:\60\66560\0003\1966\FRM2099P.480

Item 8.     Change in Fiscal Year.

            On July 31, 1998, the Registrant filed a Current Report on Form 8-K announcing that, on July 22, 1998, the Board of Directors of the Registrant resolved to amend Article X of its Bylaws to reflect a change in its fiscal year from the twelve month period of October 1 through September 30 of each year to a twelve month calendar year of January 1 through December 31 of each year, effective October 1, 1998. The Current Report indicated that the Registrant would be filing its transition report for the period of October 1, 1998 through December 31, 1998 on Form 10-Q. The Registrant has instead determined to file its transition report for the transition period of October 1, 1998 through December 31, 1998 on Form 10-K. Although the Form 10-K is not due until March 31, 1999, the Registrant intends to publicly announce its financial results for the transition period on or about February 16, 1999 and to file the transition report on Form 10-K prior to its due date.









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    OUTBOARD MARINE CORPORATION
                                    (Registrant)

                                    By: /s/ Robert S. Romano
                                        ---------------------------------
Date: February 9, 1999                  Name: Robert S. Romano
                                        Title: Vice President, Secretary
                                               and General Counsel












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